FPA Capital Fund, Inc. (FPPTX)

Supplement dated December 1, 2016 to the

Prospectus dated July 31, 2016

This Supplement updates certain information contained in the Prospectus for FPA Capital Fund, Inc.  (the “Fund”) dated July 31, 2016.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

The second sentence of the first paragraph in the section entitled "Fees and Expenses" on page 2 of the Prospectus and the second sentence of the first paragraph in the section entitled "Purchase and Sale of Fund Shares" on page 8 of the Prospectus are hereby deleted and replaced with the following:

See the section entitled "Limited Availability to New Investors" for a description of shareholders eligible to purchase shares of the Fund.

The sub-section “Discontinuance of Sales to New Investors” under the section “Investing with the Fund” beginning on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

LIMITED AVAILABLITY TO NEW INVESTORS

The availability of shares of the Fund to new investors is limited. The Fund has discontinued the sale of its shares to new investors, except existing shareholders, directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives. Affiliated companies include: current and former directors, officers and employees of the Adviser (and its predecessor firm and such predecessor firm’s parent firms) and its affiliates; current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser; investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees; employees (including registered representatives) of a dealer that has a selling group agreement with UMB Distribution Services, LLC and consents to the purchases; any employee benefit plan maintained for the benefit of such qualified investors; directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and directors, officers and employees of the Fund’s custodian and transfer agent.

In addition, the Fund will allow new investors to purchase shares if they fall into one of the following categories:

1.                                      Clients of an institutional consultant, a financial advisor, a financial planner, or an affiliate of a financial advisor or financial planner, who has client assets invested with the Fund, the Adviser, or the FPA Funds at the time of the investor’s application;

2.                                      Investors purchasing Fund shares through a sponsored fee-based program where shares of the Fund are made available to that program pursuant to an agreement with FPA Funds or UMB Distribution Services, LLC, and FPA Funds or UMB Distribution Services, LLC has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

3.                                      Investors transferring or “rolling over” into a Fund IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

4.                                      Investors that are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund; or

5.                                      Investors participating in an employee benefit plan that is already a Fund shareholder.

The Fund may ask you to verify that you meet one of the categories above prior to permitting you to open a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Fund’s ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

The Fund continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options.

The Fund may recommence at any time the offering of shares to all investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

PLEASE RETAIN FOR FUTURE REFERENCE

FPA Capital Fund, Inc. (FPPTX)

Supplement dated December 1, 2016 to the

Statement of Additional Information dated July 31, 2016

This Supplement updates certain information contained in the Statement of Additional Information (the “SAI”) for FPA Capital Fund, Inc. (the “Fund”) dated July 31, 2016.  You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

The sub-section title “Discontinuance of Sales to New Investors” in the table of contents on page 3 of the SAI is hereby deleted in its entirety and replaced with the following title:

Limited Availability to New Investors

The sub-section “Discontinuance of Sales to New Investors” under the section “Purchase, Redemption and Pricing of Shares” on page 40 of the SAI is hereby deleted in its entirety and replaced with the following:

LIMITED AVAILABILITY TO NEW INVESTORS

Limited Availability to New Investors.  The availability of shares of the Fund to new investors is limited.  See the section titled, “Limited Availability to New Investors” in the Prospectus for a complete description of categories of shareholders eligible to purchase shares of the Fund.

The Fund continues to accept additional investments from existing shareholders, and continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options.

The Fund may recommence at any time the offering of shares to all investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

PLEASE RETAIN FOR FUTURE REFERENCE